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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                          ----------------------------




                                    FORM 8-K/A


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 22, 2002




                           SOUTHWESTERN ENERGY COMPANY
             (Exact name of registrant as specified in its charter)



          Arkansas                1 - 8246                 71-0205415
    (State of incorporation      (Commission             (I.R.S. Employer
        or organization)         File Number)            Identification No.)


          2350 N. Sam Houston Pkwy. E., Suite 300, Houston, Texas 77032 (Address of principal executive offices, including zip code)


                                 (281) 618-4700
              (Registrant's telephone number, including area code)


                                    No Change
         (Former name, former address and former fiscal year; if changed since last report)





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Item 7.(c)

Exhibits                                                              Reference

      (99.1) Amendment to  Conference Call Summary dated April 22, 2002    p. 3



Item 9.

Regulation FD Disclosures

     Southwestern Energy Company is furnishing under Item 9 of this Current Report on Form 8-K the information included as exhibit 99.1 to this report.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                    SOUTHWESTERN ENERGY COMPANY
                                                    ---------------------------
                                                              Registrant



DATE: April 24,  2002                            BY:   /S/ GREG D. KERLEY
     ------------------                             ---------------------------
                                                          Greg D. Kerley
                                                      Executive Vice President
                                                    and Chief Financial Officer


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          Southwestern Energy                                   Conference Call
          Company                                                   Summary





Amemdment to question and answer #4 for Conference Call Summary dated April 22, 2002.

4. Farm-in acreage at South Overton. Richard, you mentioned the one well that you drilled there. With the size of the acreage, how many wells will you have to put down on that area to outline it and start feeling this is as low risk as the other Overton areas that you've successfully drilled?

Lane: Well, you'll recall we did drill one there last year as well that was successful. One of the first quarter wells, as you said, was on that acreage, so we now have two good wells on that acreage. We have farmed-in approximately 5,800 acres at South Overton. In terms of how many wells it will take to get the same kind of comfort level we have to the north there in Overton, the circumstances are similar to what they were when we started on Overton in that each unit was a 640 acre unit and already had a well in it. So if you think about it, it's sampled consistently across the acreage. So I think we're close to being there now in terms of our level of confidence in the southern area. We'll do probably two to three more wells on that acreage during 2002.

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                         Southwestern Energy Company
                          P.O. Box 1408
                          Fayetteville, AR 72702-1408



April 24, 2002



Securities and Exchange Commission
ATTN: Filing Desk, Stop 1-4
450 Fifth Street, N.W.
Washington, DC  20549-1004

Gentlemen:

Pursuant to regulations of the Securities and Exchange Commission, submitted herewith for filing on behalf of Southwestern Energy Company is Form 8-K/A dated April 23, 2002.

This filing is being effected by direct transmission to the Commission's EDGAR System.

Very truly yours,

Stan Wilson
Controller















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